UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 8, 2021
Date of Report (Date of earliest event reported)

VIDLER WATER RESOURCES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other Jurisdiction of Incorporation or Organization)	33-36383 (Commission File Number)	94-2723335 (IRS Employer Identification No.)

3480 GS Richards Blvd, Suite 101, Carson City, NV 89703

(Address of principal executive offices) (Zip code)

Registrant’s Telephone Number, Including Area Code:  (775) 885-5000

PICO HOLDINGS, INC.
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par Value $0.001	PICO	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

PICO Holdings, Inc. (the “Company”) issued a press release on March 8, 2021, announcing its financial results for the fiscal quarter and fiscal year ended December 31, 2020. The press release is attached as Exhibit 99.1 and is hereby incorporated by reference in its entirety.

The information in this Current Report that is furnished under Items 2.02 and 9.01, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective as of March 8, 2021, PICO Holdings, Inc. (the “Company,” “we” or “our”) changed its name to Vidler Water Resources, Inc. This change was made pursuant to Section 242 of the Delaware General Corporation Law and Article IX of the Company’s Certificate of Incorporation by filing a Certificate of Amendment to the Certificate of Incorporation. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated by reference. We also amended and restated the Company’s Bylaws to reflect the name change. A copy of the Bylaws is attached hereto as Exhibit 3.2 and is incorporated by reference. No other changes were made to our Bylaws.

In connection with the name change, shares of our common stock will begin trading with Nasdaq Stock Market, LLC under our new trading symbol VWTR from March 9, 2021. The new CUSIP number for our shares of common stock is 92660E107.

The change of the Company’s name and trading symbol does not change the designations, rights, preferences, or privileges of the Company’s issued and outstanding shares. Nevertheless, as a result of the change in our name and trading symbol, the
Company will implement an exchange program for any shares that are certificated, pursuant to which the existing certificated or uncertificated shares may be exchanged for new certificates reflecting the Company’s new name and new CUSIP number.
Shareholders holding certificated shares are strongly encouraged to participate in this program.

With respect to any shares that are uncertificated and bear the Company’s former name and CUSIP number, those shares will be deemed to represent the same number and class of shares in the Company as are evidenced by a non-certificated share bearingthe Company’s new name and CUSIP number.

If for any reason certificated shares are not exchanged for new certificates, the former share certificates will be deemed to represent an equivalent number and class of shares associated with the Company’s new name and new CUSIP number.

This summary is qualified in its entirety by reference to the Certificate of Amendment and Amended and Restated Bylaws.

Item 7.01	Regulation FD Disclosure
On March 8, 2021, the Company issued a press release announcing the change in its name and trading symbol. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment to the Certificate of Incorporation
3.2	Amended and Restated Bylaws
99.1	Press Release of PICO Holdings, Inc. dated March 8, 2021 (financial results for the fourth quarter and full year ended December 31, 2020).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2021

PICO HOLDINGS, INC.

By: /s/ Maxim C.W. Webb

Maxim C.W. Webb
Executive Chairman, CFO

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